T. Rowe Price Inflation Protected Bond Fund

T. Rowe Price Inflation Protected Bond Fund—I Class

Supplement to Prospectuses Dated October 1, 2015 and December 15, 2015, respectively

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2016, Stephen L. Bartolini will replace Daniel O. Shackelford as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined T. Rowe Price in 2010.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2016, Stephen L. Bartolini will replace Daniel O. Shackelford as Chairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined the Firm in 2010, and his investment experience dates from 2000. During the past five years, he has served as an associate portfolio manager of the U.S. Inflation Protected Bond and U.S. Short-Term Inflation Focused Bond strategies, a member of the fixed income division’s Global Interest Rates and Currencies Strategy team, and a fixed income trader.

The date of this supplement is June 29, 2016.

F147-041 6/29/16